As filed with the U.S. Securities and Exchange Commission on April 21, 2026
Registration No. 333-164172

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
SEC File No 811-3068
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 17 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 60 [X]
John Hancock Variable Life Account U
(Exact Name of Registrant)
John Hancock Life Insurance Company (U.S.A.)
(Name of Depositor)
200 Berkeley Street
Boston, MA 02116
(Complete address of depositor’s principal executive offices)
Depositor's Telephone Number: 617-572-6000

MICHAEL A. RAMIREZ
John Hancock Life Insurance Company (U.S.A.)
U.S. INSURANCE LAW
197 CLARENDON ST.
BOSTON, MA 02116
(Name and complete address of agent for service)

Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness of this amendment.
It is proposed that this filing will become effective (check appropriate box):
[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on April 27, 2026, pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on ______ pursuant to paragraph (a)(1) of Rule 485 under the Securities Act.
If appropriate check the following box
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

John Hancock Variable Life Account U
John Hancock Life Insurance Company (U.S.A.)
(“John Hancock USA”)
Scheduled Premium Variable Life Insurance Policy
ANNUAL PREMIUM VARIABLE LIFE
Prospectus dated April 27, 2026
You may choose to allocate your account value to one or more of the options that the policies make available for that purpose. These options include our “variable investment accounts,” where the account value will vary directly with the positive or negative investment experience of underlying investment “portfolios.” To provide you with that investment experience, amounts that you allocate to a variable investment account are held in a corresponding “subaccount” of John Hancock Variable Life Account U (“Separate Account”), and the subaccount invests those amounts exclusively in one of the portfolios.
This prospectus provides detailed information about all such options to which you can allocate your account value.
Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable life insurance, has been prepared by the SEC’s staff and is available at Investor.gov.
No new Annual Premium Variable Life policies are being issued or offered. Accordingly, this prospectus does not include information about certain aspects of your policy that are no longer relevant to you because of the length of time your policy has been outstanding. These include, for example, certain information about our policies and procedures in connection with issuing a new policy, as well certain fees or charges that we will no longer deduct from your policy and certain rights you had to cancel or exchange your policy that no longer apply because of the length of time your policy has now been outstanding.

important Information you should consider about the policy
FEES AND EXPENSES
Transaction Charges
You may be charged for the following transactions:

A premium tax charge, a risk charge and a deduction for dividends will be deducted from each premium paid.

A premium sales charge will be deducted during the period equal to the lesser of 20 years or the anticipated life expectancy of the insured person.

If you select a premium payment mode other than annual, we will deduct a premium payment frequency adjustment charge.

An extra insurance risk charge may be deducted if the insured person presents particular mortality risks.
				FEE TABLE Deductions from premium payments Deductions from account value
Ongoing Fees and Expenses (annual charges)
In addition to transaction charges, you will also be subject to certain ongoing fees and expenses, including a charge of $50 in each policy year to help defray our annual administrative expenses, a monthly insurance charge for the cost of insurance, a daily M&E charge for mortality and expense risks we assume and supplementary benefit rider charges. Some of these fees and expenses are based wholly or in part on the characteristics of the insured person (e.g., age, sex, and underwriting classification).

You should view the “policy specifications” page of your policy for rates applicable to your policy.

				FEE TABLE Deductions from account value
	You will also bear expenses associated with the portfolios under the policy, as shown in the following table:			Charges at the portfolio level APPENDIX
	Annual Fee	Minimum	Maximum
	Variable investment accounts (portfolio fees and expenses)	0.39%	0.88%

RISKS
Risk of Loss	You can lose money by investing in this policy.	PRINCIPAL RISKS OF INVESTING IN THE POLICY
Not a Short- Term Investment
This policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The policy is unsuitable as a short-term savings vehicle because of substantial policy-level charges, including the premium sales charge and premium tax
charge, as well as potential adverse tax consequences from such short-term use.
Access to Funds Risk/Not a Short-Term Investment
Risks Associated with Investment Options
An investment in this policy is subject to the risk of poor
performance and can vary depending on the performance of the account allocation options available under the policy (e.g., portfolios). Each such option will have its own unique risks, and you should review these options before making an allocation decision.
You can find the prospectuses and other information about the portfolios at dfinview.com/JohnHancock/PUFT/APVL_U.
Investment Risk/Risk of Loss

RISKS
Insurance Company Risks
Your investment in the policy is subject to risks related to John
Hancock USA, including that the obligations , guarantees, or benefits are subject to the claims-paying ability of John Hancock USA.
Information about John Hancock USA, including its financial
strength ratings, is available upon request from your John Hancock
USA representative. Our current financial strength ratings can also be obtained by contacting the Service Office at 1-800-732-5543.
Depositor Registrant
Policy Lapse
Any amount of premium required to keep the policy in force is in default if not paid on or before its scheduled due date, but the policy provides a 31-day grace period for the payment of each such amount.
If a default is not cured within a 31-day grace period, your policy will terminate (i.e., “lapse”). You can apply to reinstate a policy that has lapsed, subject to conditions that include payment of a specified amount of additional premiums.
Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse
Lapse and Reinstatement

RESTRICTIONS
Investments
There are restrictions that may limit the variable investment account options that you may choose, as well as limitations on the transfer of account value among those options. In particular, your allocation options will be affected if you elect to take a loan. These restrictions may include a monthly limit on the number of transfers you may make. We may also impose additional restrictions to discourage market timing and disruptive trading activity.

Among other things, the policy also allows us to eliminate the shares of a portfolio or substitute shares of another new or existing portfolio, subject to applicable legal requirements.
Transfer of Account Value Availability of Loans, Limitations and Interest Portfolios
Optional Benefits
There are restrictions and limitations relating to optional benefits, as well as conditions under which an optional benefit may be modified or terminated by us. For example, certain supplementary benefit riders may be subject to underwriting, and your election of an option may result in restrictions upon some of the policy benefits, including availability of investment options.
OTHER BENEFITS AVAILABLE UNDER THE POLICY

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy. There is no additional tax benefit to you if the policy is held through a tax-qualified plan. If we pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax, with any portion not treated as a return of your premiums includible in your income.
Distributions also are subject to tax penalties under some
circumstances. If your policy is a modified endowment contract, distributions, including policy loans, are treated as coming first from the gain in the policy and are includible in your income.
TAXES

CONFLICTS OF INTEREST
Investment Professional Compensation
Some investment professionals may receive compensation for selling the policy, including by means of commissions and revenue sharing arrangements. These investment professionals may have a financial incentive to offer or recommend this policy over another investment.
Commissions Paid to Dealers
Exchanges
Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own, and you should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.
Commissions Paid to Dealers

Overview of The Policy
Purpose
This prospectus describes three types of policies being offered by John Hancock USA: a Variable Whole Life Policy, a Variable Whole Life P 50 Policy and a Variable Whole Life 100 Policy. The purpose of these policies is to provide lifetime protection against economic loss due to the death of the insured person, to help you accumulate assets through variable investment accounts that we make available, and to provide or supplement your retirement income. The policy may be appropriate for persons seeking both life insurance protection and the potential for the accumulation of cash values. However, fees, expenses and tax implications can make variable life insurance unsuitable as a short-term savings vehicle
Premiums
We call the investments you make in the policy “premiums” or “premium payments.” Premiums are scheduled and payable during the lifetime of the insured person in accordance with our established rules and rates. Premiums are payable at our Service Office on or before the due date specified in the policy.
From each premium payment you make, we deduct the applicable premium charges identified in the FEE TABLE. We invest the rest (the “net premium”) in the variable investment account options you’ve elected.
The policy offers a number of variable investment accounts. You can find some important information about each portfolio in the APPENDIX, but for a full description of each portfolio, including the investment objectives and strategies, policies, restrictions, and risks, you should read the portfolio’s prospectus carefully before investing in the corresponding variable investment account.
Policy Features
Death benefit. The “death benefit” payable upon the death of the insured person is the greater of the guaranteed minimum death benefit and the Variable Sum Insured on the date of death of the insured person. The Variable Sum Insured is an amount equal to the Initial Sum Insured at issue and thereafter varies.
Surrender of the policy. You may surrender the policy in full while the insured person is alive. A “surrender” is when you return your policy to us and, if you do, we will pay you the account value of the policy less any outstanding policy debt. This is called your “surrender value.”
Policy loans. You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $100. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value and may also result in adverse tax consequences.
Supplementary benefit riders. When you applied for the policy, you may have requested any of the below-listed available optional supplementary benefit riders, which can vary from state to state. Charges for most riders will be deducted monthly from the policy’s account value.
• Indeterminate Premium YRT Rider on Insured and/or Spouse
• Children’s Insurance Benefit Rider
• Fixed Accidental Death Benefit Rider
• Disability Benefit – Waiver of Premium Rider
• Applicant’s Waiver of Premium Rider
• Initial Term Insurance Rider
You can find information about the fees we charge for these riders under “Optional Benefit Charges” in the Fee Table below.

Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the policy. Please refer to your policy specifications for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender or make withdrawals from the policy, or transfer account value between investment options.
TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Premium sales charge	Upon payment of premium	9% of basic annual premium
Premium tax charge	Upon payment of premium	2.5% of each premium paid
Maximum adjustments for premium payment frequency	Upon payment of premium	For monthly premiums, 0.0027 times annual premium For quarterly premiums, 0.0100 times annual premium For semi-annual premiums, 0.0015 times annual premium
Annual administrative charge	Upon payment of premium once in each policy year	$50
Maximum charge for extra insurance risk	Upon payment of premium	$79.91 per $1,000 of Initial Sum Insured
Maximum risk charge(1)	Upon payment of premium	$4.82 per $1,000 of Initial Sum Insured
Maximum deduction for dividends(2)	Upon payment of premium	$27.02 per $1,000 of Initial Sum Insured
(1) The risk charge varies by the issue age of the insured person. The charge shown is for a policy issued to cover a 75 year old. This charge is imbedded in the base premium.
(2) This charge varies by the issue age of the insured person and the length of time the policy has been in effect. The charge shown is for a policy issued to cover a 75 year old that is in its eighth policy year. This charge is imbedded in the base premium.
The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.
PERIODIC CHARGES OTHER THAN ANNUAL PORTFOLIO EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Base Policy Charges:
Insurance charge:(1)	Monthly
Minimum charge		$0.06 per $1,000 of AAR
Maximum charge		$83.33 per $1,000 of AAR
Charge for a representative insured person		$0.40 per $1,000 of AAR
M&E charge:(2)	Daily	.00137% (daily rate) of assets
Maximum policy loan interest rate(3)	Accrues daily Payable annually	8.0 annual rate %

Optional Benefit Charges:(4)	When Charge is Deducted	Maximum Amount of Annual Charge
Indeterminate Premium YRT Rider on Insured and/or Spouse	Paid with, and in addition to, base premium	$97.76 per $1,000 of YRT coverage
Children’s Insurance Benefit Rider	Paid with, and in addition to, base premium	$6.00 per $1,000 of Rider coverage, regardless of number of children
Fixed Accidental Death Benefit Rider	Paid with, and in addition to, base premium	$1.14 per $1,000 of ADB coverage
Disability Waiver of Premium Rider	Paid with, and in addition to, base premium	$2.29 per $1,000 of Initial Sum Insured

Optional Benefit Charges:(4)	When Charge is Deducted	Maximum Amount of Annual Charge
Applicant’s Waiver of Premium Rider	Paid with, and in addition to, base premium	$2.63 per $1,000 of premiums waived
Initial Term Insurance Rider:	Paid with, and in addition to, base premium	$5.89 per $1,000 of Initial Term Amount
(1) The “insurance charge” is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or “AAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The minimum rate shown is the rate in the first policy year for a policy issued to cover a 10 year old female preferred non-tobacco underwriting risk. The maximum rate shown is the rate in the first policy year for a policy issued to cover a 99 year old male substandard tobacco underwriting risk. The representative insured person rate shown is for a 45 year old male preferred non-tobacco underwriting risk. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.
(2) The effective annual rate equivalent of the actual unrounded daily rate charged is .50%.
(3) 8.0% is the effective annual interest rate charged in states where the fixed loan interest rate is applicable. In all other states, the loan interest rate is variable and will not be less than 5.50%. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate that is not more than 2% less than the loan interest rate then being charged. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.
(4) “Charges” for each of the riders shown above are, in fact, premiums to be paid in addition to premiums on the base policy. They are not deductions from account values. Each charge shown is the maximum that can be assessed.
The next item shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the policy. A complete list of the portfolios available under the policy, including their annual expenses, may be found at the back of this document.
Annual Portfolio Expenses	Minimum	Maximum
Range of expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.39%	0.88%

General Description of the Policy
Policy Rights
Owner and beneficiary. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy. Whenever we’ve used the term “you” in this prospectus, we’ve assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.
While the insured person is alive, you will have a number of options under the policy. These options include:
• Determine when and how much you allocate to the variable investment accounts
• Borrow or withdraw amounts you have in the variable investment account
• Change the beneficiary who will receive the death benefit
• Reduce the amount of insurance by surrendering part of the policy
• Surrender the policy for its surrender value
• Choose the form in which we will pay out the death benefit or other proceeds
You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person’s death. Until the death of the insured person, you can change your beneficiary by written request. Such a change requires the consent of any named irrevocable beneficiary. A new beneficiary designation will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.
Allocation of Premiums
Premium payments generally will be allocated among the variable investment options as of the business day on or next following the date they are received at the Service Office. By written request and at any time, you may change the variable investment options in which future premium payments will be invested. You made the original allocation in the application for the policy. The percentages you select must be in whole numbers of not less than 10% for any option and must total 100%. Whether through the allocation of premium or through the transfer of existing account value, you can never be invested in more than five investment options at any one time.
Transfers of Account Value
You may also transfer your existing account value from one variable investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.
We have adopted policies and procedures with respect to frequent transfers of account value among variable investment accounts.
Limitations on transfers to or from a variable investment account. Our current practice is to restrict transfers into or out of variable investment accounts to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market variable investment account even if the two transfers per month limit has been reached, but only if 100% of the account value in all variable investment accounts is transferred to the Money Market variable investment account. If such a transfer to the Money Market variable investment account is made, then for the 30 calendar day period after such transfer no transfers from the Money

Market variable investment account to any other variable investment account may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading.
Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the variable investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second variable investment option if they are transferred into the Money Market variable investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market variable investment option may not be transferred out of the Money Market variable investment option into any other variable investment option for 30 calendar days.
Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the variable investment accounts in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any variable investment account or portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.
We will apply these limitations uniformly to each class of policies.
Frequent transfers among variable investment accounts. Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment accounts on a daily basis and allow transfers among variable investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in any variable investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the variable investment account’s portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. We also reserve the right to impose a fee for any transfer beyond an annual limit (which would be four or more).
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Potential additional limitations. We reserve the right to take other actions to restrict transfers, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, (iii) restricting transfers into and out of certain variable investment options, (iv) restricting the method used to submit transfers, and (v) deferring a transfer at any time we are unable to purchase or redeem shares of the portfolio. We may also impose additional administrative conditions upon or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right. A portfolio also may require us to impose additional trading restrictions if violations of its policies against frequent or disruptive trading in its shares are discovered.

Whether through the allocation of premium or through the transfer of existing account value, you can never be invested in more than five investment options at any one time.

Premiums
Purchase Procedures
Generally, the policy was available with a minimum Sum Insured at issue of $25,000 for insured persons with an attained age of less than 25 at the time of policy issue, and $50,000 for insured persons with attained ages of 25 through 75 at the time of policy issue.
Policies issued in Montana or in connection with certain employee benefit plans do not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.
Premium Payments
We call the investments you make in the policy “premiums” or “premium payments.” Premiums are payable annually or more frequently during the lifetime of the insured person in accordance with our established rules and rates. Premiums are payable at our Service Office on or before the due date specified in the policy.
Ways to pay premiums. If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock Life.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to our Service Office at the appropriate address shown on the back cover of this prospectus.
We will also accept premiums:
• by wire or by exchange from another insurance company,
• via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
• if we agree to it, through a salary deduction plan with your employer.
You can obtain information on these other methods of premium payment by contacting your John Hancock USA representative or by contacting our Service Office.
Lapse. If you don’t pay a premium when due, you will have a 31 day “grace period” to make that payment. If you don’t pay at least the required amount by the end of the grace period, your policy will terminate (i.e., lapse) “Lapse and Reinstatement.”
Processing premium payments. We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:
(1) We will process a payment received prior to a policy’s date of issue as if received on the business day immediately preceding the date of issue.
(2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.
(3) We will process the portion of any premium payment for which we require evidence of the insured person’s continued insurability only after we have received such evidence and found it satisfactory to us.
(4) If we receive any premium payment that we think will cause a policy to become a modified endowment contract or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:
• The tax problem resolves itself prior to the date the refund is to be made; or
• The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.
In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

(5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

The Death Benefit
Standard Death Benefit
In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Sum Insured.”
When the insured person dies, we will pay the death benefit minus any indebtedness. The death benefit will be an amount equal to the greater of the guaranteed minimum death benefit and the Variable Sum Insured on the date of death of the insured person. The Variable Sum Insured is an amount equal to the Initial Sum Insured at issue and thereafter varies, as discussed below.
Guaranteed Minimum Death Benefit
The guaranteed minimum death benefit is equal to the Initial Sum Insured on the date of issue of the policy. We guarantee that, regardless of what your variable investment options earn, the death benefit will never be less than the guaranteed minimum death benefit.
Variable Sum Insured
After the first policy month, the Variable Sum Insured is determined once each policy month on the Monthly Date. (The Monthly Date is the first day of a policy month which day immediately follows a business day.) The Variable Sum Insured remains level during the policy month following the determination.
Changes in the Variable Sum Insured for each policy month are computed by a formula, filed with the insurance supervisory officials of the jurisdiction in which the policy has been delivered or issued for delivery. Under the formula the difference between the applicable Account Net Investment Rate (ANIR) for each business day and the policy’s assumed annual rate of 4½ % is translated, on an actuarial basis, into a change in the Variable Sum Insured.
The Variable Sum Insured would increase on the next Monthly Date only if the applicable ANIR for the last policy month were sufficiently greater than a monthly rate equivalent to an annual rate of 4½% to result in such an increase. If the ANIR was equivalent to an annual rate of less than 4½%, the Variable Sum Insured would be reduced. The percentage change in the Variable Sum Insured is not the same as the Account Net Investment Rate, however.
Limitations on Payment of Death Benefit
If the insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals. Also if an application misstated the age or sex of the insured person, we will adjust, if necessary, the benefit to that which would have been purchased at the correct age or sex by the most recent insurance charges or as otherwise provided by your policy.
The Account Value
From each premium payment you make, we deduct the charges described under “Deductions from premium payments” below. We invest the rest (your so-called “net premium”) in the investment options you’ve elected. We invest an amount equal to each net premium for your policy on the date of issue and on each premium due date thereafter, even if we actually receive your corresponding premium payment before or after that date.
Over time, the amount you’ve invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the series fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your cash value. We describe these charges under “Deductions from account value.” We normally calculate the unit values for each variable investment account once every business day as of the close of that day, usually 4:00 p.m. Eastern time. Sales and redemptions within any variable investment account will be transacted using the unit value calculated as follows after we receive your request either in writing or other form that we specify: If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.
Annual Dividends
These policies are participating policies which, except while in force as Fixed Extended Term Insurance, are entitled to the share, if any, of the divisible surplus which we annually determine and apportion to them. Any share will be distributed as a dividend payable annually on the policy anniversary beginning not later than the end of the second policy year for the Variable Whole Life 100 Policy and not later than the end of the third policy year for the Variable Whole Life Policy and Variable Whole Life P50 Policy.
Dividends under participating policies may be described as refunds of premiums which adjust the cost of a policy to the actual level of cost emerging over time after the policy’s issue. Thus, participating policies generally have gross premiums which are higher than those for comparable non-participating policies. If a policy is surrendered before dividends become payable, you do not benefit from having a participating policy.
Both federal and state law recognize that dividends are considered to be a refund of a portion of the premium paid and therefore are not treated as income for federal or state income tax purposes.
Dividend illustrations published at the time of issue of a policy reflect the actual recent experience of the issuing insurance company with respect to factors such as interest, mortality, and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends must be based on surplus, after setting aside certain necessary amounts, and that such surplus must be apportioned equitably among participating policies. In other words, in principle and by statute, dividends must be based on actual experience and cannot be guaranteed at issue of a policy.
Each year our actuaries analyze the current and recent past experience and compare it to the assumptions used in determining the premium rates at the time of issue. Some of the more important data studied includes mortality and withdrawal rates, investment yield in the general account, and actual expenses incurred in administering the policies. Such data is then allocated to each dividend class, e.g., by year of issue, age, smoking habits and plan. The actuaries then determine what dividends can be equitably apportioned to each Policy class and make a recommendation to our Board of Directors. The Board of Directors, which has the ultimate authority to ascertain dividends, will vote the amount of surplus to be apportioned to each policy class, thereby authorizing the distribution of each year’s dividend.
You may in general elect to have any dividend paid or applied under any one of the following options: paid in cash; applied to premium payments; left to accumulate with interest of at least 3½% a year; purchase fixed paid-up insurance; purchase one year term insurance; or purchase variable paid-up insurance.
Commencement of Investment Performance
Any premium payment processed prior to the twentieth day after the policy’s date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.
All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.
Allocation of Future Premium Payments
At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers of not less than 10% for any option and must total 100%.
Transfers of Existing Cash Value
You may also transfer your existing cash value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. You may not make more than six transfers in each policy year. A confirmation of each transfer will be sent to you.

The policies are not designed for professional market timing organizations or other persons or entities that use programmed, large or frequent transfers among investment options, as described in the “Market timing and disruptive trading risks” section of this prospectus. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options. Under our current rules, we impose the following restrictions on transfers into and out of variable investment options.
Subject to the annual restriction noted above, our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market investment option. If such a transfer to the Money Market investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market investment option to any other investment options may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction (but still subject to the annual restriction noted above), we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market investment option may not be transferred out of the Money Market investment option into any other investment options for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions. If we change any of the above rules relating to transfers, we will notify you of the change.
Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.
While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.
Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.
Limitation on Number of Investment Options
Whether through the allocation of premium or through the transfer of existing cash value, you can never be invested in more than five investment options at any one time.

Surrender
You may surrender your policy in full at any time. If you do, we will pay you the account value, less any unpaid charges and policy debt. This is called your “surrender value.” You must return your policy when you request a full surrender.

Loans
Availability of Loans, Limitations and Interest
You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is what we call your “Loan Value.” The Loan Value will be 90% of the total of the policy cash value (assuming no dividends) and any cash value under the variable paid-up insurance dividend option, plus any cash value under the fixed paid up insurance dividend option. Interest accrues and is compounded daily at an effective annual rate equal to the then applicable Variable Loan Interest Rate. However, if you elect the Fixed Loan Interest Rate or the Variable Loan Interest Rate is unavailable in your state, interest accrues and is compounded daily at an effective annual rate of 8%.
The amount of any outstanding loan plus accrued interest is called the “indebtedness.” Except when used to pay premiums, a loan will not be permitted unless it is at least $100. You may repay all or a portion of any indebtedness while the insured person is living and premiums are being duly paid. Any loan is charged against the variable investment options in proportion to the policy cash value allocated to the variable investment options and, upon repayment, the repayment is allocated to the variable investment options in proportion to the outstanding indebtedness in each variable investment option at such time.
We determine the Variable Loan Interest Rate annually. The Fixed Loan Interest Rate is 8% for the life of the policy. At the time of issue, you can elect which loan interest rate will apply to any policy loan. If permitted by the law of the state in which the policy is issued, you may change a prior choice of loan interest rate. If at the time of such request there is outstanding indebtedness, the change will generally become effective on the next policy anniversary.
The Variable Loan Interest Rate determined annually for a policy will apply to all indebtedness outstanding during the policy year following the date of determination. The rate will not exceed the higher of 5½% or the Published Monthly Average (as defined below) for the calendar month which is two months prior to the month in which the date of determination occurs. The Published Monthly Average means Moody’s Corporate Bond Yield Average as published by Moody’s Investors Service, Inc. or any successor thereto.
The amount of the loan deducted from the investment options is placed in a special loan account. This special loan account will earn interest at an effective annual rate that is not more than 2% below the interest rate we are then charging on the loan (assuming no taxes).
Loan Repayments
If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.
Effects of Policy Loans
The cash value, the net cash surrender value, and the death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.
The amount of any outstanding indebtedness is subtracted from the amount otherwise payable when the policy proceeds become payable.
Whenever the outstanding indebtedness equals or exceeds the policy’s cash value (plus any cash values under a dividend option providing paid-up insurance), the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).

Other Benefits Available Under the Policy
In addition to the standard death benefits associated with your policy, other optional benefits may also be available to you. The following tables summarize information about those benefits. Information about the fees associated with each benefit included in the tables may be found in the FEE TABLE.
OPTIONAL BENEFITS
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Disability Benefit—Waiver of Premium Rider	This rider waives premiums for the policy during the total disability (as defined in the rider) of the insured person.
We must receive due proof of the insured person’s
total disability, as defined in the rider. If total
disability begins prior to age 60, premiums will be
waived for the duration of the policy so long as
total disability continues. If total disability begins
on or after age 60, premiums will be waived only
up to the earlier of (i) age 65 or (ii) the cessation of
total disability.

Indeterminate Premium YRT Rider on Insured and/or Spouse	This rider provides a level or decreasing amount of term insurance on the life of the insured person or the insured person’s spouse.
The benefit is payable if the person insured under
the rider dies during the term period. In applying
for this rider, you must choose the term period and
whether the coverage amount is level or decreasing.

Children’s Insurance Benefit Rider	This rider covers children of the insured person at the time of application and children born or adopted after the rider is purchased.
For coverage to begin on any child, he or she must
be more than 14 days old and less than 15 years old.
Coverage will continue until the earliest of (i)
termination of the rider upon request, (ii) lapse of
the policy, (iii) the insured person’s 65th birthday,
(iv) election to convert to permanent coverage on
the child’s 18th birthday, or (v) the child’s 22nd
birthday. Since we don’t know which children are
covered at any point in time, it is up to you to
terminate the rider if it no longer suits your needs.

Fixed Accidental Death Benefit Rider	This rider provides for an additional insurance benefit if the insured person’s death is due to accidental causes.	The accidental cause must have occurred between the policy anniversaries nearest the insured person’s 5th and 70th birthdays
Applicant’s Waiver of Premium Rider
This rider waives premiums for the policy during
the total disability (as defined in the rider) of the
applicant for the policy. If total disability begins
prior to age 60, premiums will be waived for the
duration of the policy so long as total disability
continues. If total disability begins on or after age
60, premiums will be waived only up to the earlier
of (i) age 65 or (ii) the cessation of total disability.

If no Required Premium is applicable for a given
year (because the test described above under
“Premium Payments—Required Premiums” has
been satisfied), then no benefit will be payable
under this rider during that year.

Initial Term Insurance Rider	This rider provides immediate coverage on the life of the insured person for term periods of one to eleven months prior to the policy’s date of issue.	The rider is for those who want to select a date of issue that is one to eleven months subsequent to the date of application.

More About Certain Optional Benefits
When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. You may request an example illustrating the operation of any of the following supplementary benefit riders by contacting the Service Office at 1-800-732-5543. Charges for most riders will be deducted from the policy’s account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in your policy specifications. We may add to, delete from or modify the list of optional supplementary benefit riders.

Taxes
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death Benefit Proceeds and Other Policy Distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludible from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Distributions for tax purposes include amounts received upon surrender or partial withdrawals, and may include the charges for certain supplementary benefit riders. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. You should consult your tax adviser regarding these possible tax consequences.
Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
Policy Loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification Rules and Ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and account values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay Premium Limit and Modified Endowment Contract Status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
• First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the account value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
• Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
• Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
• is made on or after the date on which the policy owner attains age 59½ or
• is attributable to the policy owner becoming disabled.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly- issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the account value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated

7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 Retirement Plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
Life Insurance Purchases by Residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
Life Insurance Purchases by Non-Resident Aliens
If you are not a U.S. citizen, U.S. resident alien or other U.S. person, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life Insurance Owned by Citizens or Residents Living Abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy. If your policy is issued as a result of an exchange of a policy owned or issued outside the United States, the country or territory in which you reside may still tax you on the surrender of the policy replaced through the exchange. You should consult with a qualified tax adviser before exchanging your policy issued outside of the United States for one issued within the United States.

Principal Risks of Investing in The Policy
Lapse Risk
Any amount of premium required to keep the policy in force is in default if not paid on or before its scheduled due date, but the policy provides a 31-day grace period for the payment of each such amount. If lapse occurs, you’ll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions. Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.
Investment Risk/Risk of Loss
The policy offers a number of variable investment accounts, as listed in the APPENDIX. The investment performance of any variable investment account may be good or bad, and you can lose money on amounts you invest in a policy. Your account value will increase or decrease based on the investment performance of the variable investment accounts you’ve chosen. The variable investment accounts cover a broad spectrum of investments and strategies, some variable investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the portfolios. The death benefit may also increase or decrease with investment experience.
An investment in a policy is also subject to risks related to John Hancock USA, including that the obligations, guarantees, or benefits are subject to the claims-paying ability of John Hancock USA. Information about John Hancock USA, including its financial strength ratings, is available upon request from your John Hancock USA representative. Our current financial strength ratings can also be obtained by contacting the Service Office at 1-800-732-5543.
Access to Funds Risk/Not a Short-Term Investment
This policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. There is a risk that you will not be able (or willing) to access your account value by surrendering the policy.
Transfer Risk
There is a risk that you will not be able to transfer your account value from one variable investment account to another because of limitations on the number of options you can invest in at one time.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long term investors.
Tax Risks
In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring, which can have adverse tax consequences. If the policy were determined not to qualify as life insurance under the Code, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “tax-deferred inside build-up” that is a major benefit of life insurance.
There is a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made unless your policy is a “modified endowment contract,” surrender or lapse of the policy with a loan outstanding would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds (including surrender or withdrawal proceeds) under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before exercising certain rights under the policy.
Cybersecurity Risks
Our business and operations are highly dependent upon the effective operation of our computer systems and those of our third-party business partners. As a result, there are potential operational and information security risks associated with attack, damage, or unauthorized access to the technologies and systems on which our business depends. These risks include, among other things, the unauthorized access, theft, loss, misuse, corruption, and destruction of data maintained online or digitally, denial of service on websites and other operational disruption, and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third-party administrator, the underlying portfolios, intermediaries, and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, cyber-attacks may interfere with the processing of actions taken on your policy, including the processing of transactions and orders from our website or with the underlying portfolios, impact our ability to calculate unit values or an underlying portfolio to calculate a net asset value, or cause the release and possible destruction of confidential customer or business information. Cybersecurity risks may also impact the issuers of securities in which the underlying portfolios invest, which may cause the portfolios underlying your policy to lose value. While measures have been implemented that are designed to reduce cybersecurity risks, there can be no guarantee or assurance that we, the underlying portfolios, or our service providers will not suffer losses affecting your policy due to cyber-attacks or information security breaches in the future.

Additional Information Regarding the Policy
Charges
Under the policies, we deduct the charges discussed immediately below under “Deductions from premium payments” and “Deductions from account value.” Although the Fee Table in this prospectus provides disclosure about the maximum rates we are permitted to charge, we currently deduct some of the charges at less than those maximum rates. As a general matter, however, we also are permitted to increase or decrease the rate at which we are deducting any charge, provided that the rate can never exceed the maximum set forth in your policy (including in any applicable supplementary benefit rider) and as disclosed in the Fee Table. By contacting the John Hancock USA Service Office or your John Hancock USA representative at any time, you can obtain information about the then-current rate of any charges that are applicable to your particular circumstances and/or obtain a personalized illustration that will demonstrate the manner in which those specific current charges impact the values under your policy.
Deductions from premium payments.
Premium tax charge. A charge to cover expected state premium taxes we must pay, on average. This charge is 2.5% of each premium.
Adjustment for premium payment frequency. If you select a premium payment mode other than annual (so that we receive your premiums over the course of the year, rather than all at the beginning), there will be less value in your policy to support it during the course of the year. To compensate for the risk to us that this creates, the rate we set for each non- annual premium includes an additional amount that we retain, rather than crediting it to your policy.
Annual administrative charge. A charge of $50 in each policy year to help defray our annual administrative expenses.
Charge for extra insurance risk. The amount of premiums we may require may include an additional component if the insured person presents particular mortality risks. We retain these additional amounts to compensate us for that risk.
Optional benefits charge. The amount of premiums we require is increased by an additional component to cover any optional rider benefits you choose for your policy. We retain such additional amounts to compensate us for the obligations we assume under the rider(s).
Premium sales charge. A charge not to exceed 9% of the basic annual premium during the period equal to the lesser of 20 years or the anticipated life expectancy of the insured person, based on the 1980 Commissioners Standard Ordinary Mortality Table. (The basic annual premium is the annual premium less the premiums for any optional rider benefits, additional charges for extra mortality risks and the $50 annual administrative charge). The charge during the first two policy years shall not exceed 30% of the basic annual premium paid during the first policy year plus 10% of the basic annual premium paid for the second policy year. Charges of 10% or less are made for later policy year.
Additional first year administrative charge. A charge in the first policy year at the rate of $13 per $1,000 of the Initial Sum Insured (as shown in the policy) for a Variable Whole Life Policy, $7 per $1,000 for a Variable Whole Life P50 Policy and $4 per $1,000 for a Variable Whole Life 100 policy or a pro rata portion thereof, to cover administrative expenses in connection with the issuance of the policy.
Risk charge. A charge necessary to cover the risk we assumed that the Variable Sum Insured will be less than the guaranteed minimum death benefit. This charge will vary by age of the insured person but averages approximately 3% of the basic annual premium.
Deduction for dividends. A deduction for dividends to be paid or credited in accordance with the dividend scale in effect on the issue date of the policy. This deduction will vary by age of the insured person and duration of the policy but is expected to average approximately 5-9% of the basic annual premium.
Deductions from account value.
Insurance charge. A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates will never be more than those based on the 1980

Commissioners Standard Ordinary Mortality Tables. Cost of insurance rates generally increase each year that you own your policy, as the insured person’s attained age increases. (The insured person’s “attained age” on any date is his or her age on the birthday nearest that date).
M & E charge. A daily charge for mortality and expense risks we assume. This charge is deducted from the variable investment options. The current charge is at an effective annual rate of .50% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .50%.
Charges at the portfolio level. The portfolios must pay investment management fees and other operating expenses from portfolio assets. These fees and expenses are different for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any variable investment accounts you select. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year. See APPENDIX.
Additional Information About How Certain Policy Charges Work
The premium sales charge helps to compensate us for the cost of selling our policies. The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the maintenance charge may also be recovered from such other sources.
We deduct the monthly charges described in the Fee Tables section from your policy’s investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct the full issue charge because of insufficient account value, the uncollected charge will accumulate and be deducted when and if sufficient account value becomes available.
The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.
Other Charges We Could Impose in the Future
Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.
Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.
Our right to increase any charge up to the maximum rate shown in the policy specifications applies to then outstanding policies, as well as to policies issued after the increase.
Commissions Paid to Dealers
We pay compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. The compensation paid is not expected to exceed 55% of the premium paid in the first policy year, 15% of such premium paid in the second policy year, 10% of the premium paid in the third through sixth policy years, 5% of the premium paid in the sixth through tenth policy years, and 3% of such premium paid in each policy year thereafter. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives.
To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.
Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.
You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker- dealers and other financial intermediaries in the Statement of Additional Information (the “SAI”).
Lapse and Reinstatement
If you don’t pay a premium when due, you will have a 31 day “grace period” to make that payment. If you don’t pay the premium by the end of the grace period, your policy will terminate (i.e., lapse). All coverage under the policy will then cease. Even if the policy terminates in this way, you can still reactivate (i.e., “reinstate”) it within 3 years from the beginning of the grace period, unless the surrender value has been paid or otherwise exhausted, or the period of any extended term coverage (discussed below) has expired. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a prescribed amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the insured person dies during the grace period, we will deduct any unpaid premium from the death benefit, prorated to the end of the month of the insured person’s death.
Prior to the end of the business day immediately preceding the 70th day after the beginning of the grace period, any account values available (as determined in accordance with the policy) may be applied as of the beginning of the grace period under one of the following options for continued insurance not requiring further payment of premiums. These options provide for Variable or Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured person commencing at the beginning of the grace period.
Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance which the available account values will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease in accordance with the investment experience of the variable investment options. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the policy, with the insurance coverage continuing for as long a period as the available account values will purchase.
For example, using a Variable Whole Life P50 Policy (Age 25 years Male-Smoker) and a 6% hypothetical gross annual investment return assumption, if an option was elected and became effective at the end of policy year 5, the insurance coverage provided by the options on lapse would be as follows:
Variable or Fixed Paid-Up Whole Life	or	Fixed Extended Term Insurance
Death Benefit		Death Benefit	Term in Years and Days
$10,427		$62,736	12 years 331 days
If no option has been elected before the end of the business day immediately preceding the 70th day after the beginning of the grace period, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured person is a substandard risk, in either of which cases Fixed Paid-Up Insurance is provided.

If the insured person dies after the grace period but before the end of the business day immediately preceding the 70th day after the beginning of the grace period and prior to any election, and if the policy is then in force, we will pay a death benefit equal to the greater of the death benefits provided under Fixed Extended Term Insurance (if available) or Fixed Paid-Up Insurance determined in accordance with the policy.
A policy continued under any option may be surrendered for its cash value while the insured person is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options, but not under the Fixed Extended Term Insurance option.
Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.
Variations
Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.
We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies, subject to the maximum charges described in this prospectus. For example, with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us, we may offer the policies with reduced charges or with additional or enhanced features or benefits. We will make these programs available in accordance with our established administrative procedures in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for such a program are: (i) the nature of the association and its organizational framework; (ii) the method by which sales will be made to the members of the class; (iii) the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; (iv) the anticipated lapse and surrender rates of the policies; (v) the size of the class of associated individuals and the number of years it has been in existence; (vi) the aggregate amount of premiums paid; and (vii) any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any variation in charges, features, or benefits will be reasonable and will apply uniformly to all prospective policy investors in the class and will not unfairly discriminate against any owner.
Policy or Registrant Changes
We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.
In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. These changes include the following:
• Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws
• Adding or removing variable investment accounts
• Combining variable investment accounts
• Closing the variable investment accounts to new allocations or transfers
• Changes in the form of organization of any separate account
Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.
We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock USA to be associated with the class of policies to which your policy belongs from the Separate Account to another separate account or subaccount, (2) to deregister the Separate Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.
When We Pay Policy Proceeds
We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out terms of the option in full. Please contact our Service Office for more information.
We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed fifteen days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.
We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment account if (1) the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the variable investment accounts may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

General Description of Registrant, Depositor and Portfolios
Depositor
Your policy is issued by John Hancock Life Insurance Company (U.S.A.), 200 Berkeley St., Boston, MA 02116.
Registrant
The “registrant” of the policies with the SEC is the John Hancock Variable Life Account U, a separate account operated by us under Michigan law (the “Separate Account”). Each subaccount of the Separate Account invests its assets in one of the portfolios shown in the APPENDIX.
The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any obligations of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock USA’s other assets. All obligations under the policies guarantees, or benefits are obligations of John Hancock USA and are subject to its claims paying ability.
We normally compute account values for each business day as of the close of the NYSE on that day (usually 4:00 p.m. Eastern time). In case of emergency or other disruption resulting in the NYSE closing at a time other than the regularly scheduled close, the close of our business day may be the regularly scheduled close of the NYSE or another time permitted by the SEC and applicable regulations. Over time, the amount you’ve invested in any variable investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding portfolio and had reinvested all of that portfolio’s dividends and distributions in additional portfolio shares, except that we will deduct certain additional charges which will reduce your account value. We describe these charges under “Charges at the portfolio level.”
Portfolios
Information regarding each portfolio, including (i) its name; (ii) its investment objective; (iii) its investment adviser and any sub- investment adviser; (iv) current expenses; and (v) performance is available in the APPENDIX to this prospectus. Each portfolio has issued a prospectus that contains more detailed information about the portfolio. You can obtain the prospectus (hard copy or electronic) and additional information about any portfolio at the addresses or phone number set forth in the first paragraph of the APPENDIX. On each business day, shares of each series are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the NYSE is open for trading.
We will purchase and redeem series fund shares for the Separate Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Separate Account. Any dividend or capital gains distributions received by the Separate Account will be reinvested in shares of that same fund at their net asset value as of the dates paid. We normally calculate the unit values for each variable investment account once every business day as of the close of that day, usually 4:00 p.m. Eastern time. Sales and redemptions within any variable investment account will be transacted using the unit value calculated as follows after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.
Voting Portfolio Shares
We will vote all portfolio shares that we hold in the Separate Account for policy owners in proportion to instructions timely received by us from policy owners from all our Separate Accounts that are registered with the SEC under the 1940 Act. We will vote all portfolio shares that we otherwise are entitled to vote (including our own shares and other shares for which we receive no instructions) on any matter in proportion to the instructions timely received by us and any affiliated insurance companies with respect to the matter from policy owners in separate accounts of these insurance companies that are registered with the SEC under the 1940 Act. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote. The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.
We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the policy together with appropriate forms for giving voting instructions.
We determine the number of a portfolio’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s variable investment account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote.
Legal Proceedings
There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policy.
Financial Statements
The financial statements of the Separate Account, as well as the consolidated financial statements of John Hancock USA are in the SAI. The financial statements of John Hancock USA have relevance for the policies only to the extent that they bear upon its ability to meet its obligations under the policies. You may request an SAI by contacting our Service Office at a phone number or address shown on the back cover of this prospectus.

Appendix: Portfolios Available Under The Policy
The following is a list of portfolios available under the policies. More information about the portfolios is available in the prospectuses for the portfolios, which may be amended from time to time. You can find the prospectuses and other information about the portfolios at dfinview.com/JohnHancock/PUFT/APVL_U. You can also request this information at no cost by calling 1-800-732-5543 or by sending an email request to life_and_annuities_prospectuses@jhancock.com.
The current expenses and performance information below reflect fees and expenses of the portfolios, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each portfolio’s past performance is not necessarily an indication of future performance.
Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25) (%)
			1-Year	5-Year	10-Year
To seek income and capital appreciation.	Active Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.65%*	7.56	0.09	2.67
To provide long-term growth of capital. Current income is a secondary objective.	Blue Chip Growth Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.75%*	18.57	11.76	15.62
To seek long-term growth of capital.	Fundamental All Cap Core Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.71%*	4.84	11.79	13.80
To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.	International Equity Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/SSGA Funds Management, Inc.	0.34%*	32.57	7.68	8.33
To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Lifestyle Balanced Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.74%*	14.06	5.49	7.07
To seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Balanced Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.87%	9.87	4.69	5.58
To obtain maximum current income consistent with preservation of principal and liquidity.	Money Market Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.28%*	4.07	3.03	1.97
To seek to achieve a combination of long- term capital appreciation and current income.	Real Estate Securities Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.76%*	0.63	5.77	5.91
Appendix-1

* This portfolio’s annual expenses reflect temporary fee or expense waivers or reimbursements.
Appendix-2

JOHN HANCOCK USA SERVICE OFFICE
Overnight Express Delivery	Mail Delivery
Life Post Issue John Hancock Insurance Company 372 University Ave, Suite #55979 Westwood, MA 02090	Life Post Issue John Hancock Insurance Company PO Box 55979 Boston, MA 02205
Phone:
1-800-732-5543
In addition to this prospectus, John Hancock USA has filed with the SEC an SAI that contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, and the audited financial statements for John Hancock USA and the Separate Account. The SAI is incorporated by reference into this prospectus and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. You can view the SAI and other information about your Policy at dfinview.com/JohnHancock/PUFT/APVL_U. The SAI may also be obtained, without charge, by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.
Reports and other information about the Separate Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by submitting an electronic request to the following email address: publicinfo@sec.gov.
1940 Act File No. 811-3068—1933 Act File No. 333-164172
EDGAR Contract Identifier No. C000086006

Statement of Additional Information
dated April 27, 2026
for interests in
John Hancock Variable Life Account U
(Name of Registrant)
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
(Name of Depositor)
This is a Statement of Additional Information (“SAI”) relating to the following variable life insurance and variable universal life insurance policies issued by John Hancock USA and providing for allocation of premiums and policy values to the John Hancock Variable Life Account U:
Name of Policy (and SEC EDGAR Identifier #)	Name of Policy (and SEC EDGAR Identifier #)
Annual Premium Variable Life (C000086006)	Medallion Variable Universal Life Edge (C000086007)
eVariable Life (C000086009)	Medallion Variable Universal Life Edge II (C000086008)
Medallion Variable Life (C000086004)	Medallion Variable Universal Life Plus (C000086005)
This Statement of Additional Information is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting our Service Office by mail at Life Post Issue, John Hancock Insurance Company, PO Box 55979, Boston, MA 02205, or telephone at 1-800-732-5543.

General Information and History
Depositor
Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” John Hancock USA (“Depositor”) is a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The Depositor is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, the Depositor was known as The Manufacturers Life Insurance Company (U.S.A.). The Depositor's ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
Registrant
Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Variable Life Account U (the “Registrant” or “Separate Account”), is a separate account initially established by the Depositor under Massachusetts law on May 27, 1993. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.
Separate Account U’s subaccounts are made available as the variable investment accounts under variable life insurance and variable universal life insurance policies issued by John Hancock USA. New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
Services
Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.
Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.
Audit services are provided by Ernst & Young LLP, independent registered public accounting firm. Ernst & Young LLP’s address is 200 Clarendon Street, Boston, Massachusetts, 02116.
Underwriters
Principal Underwriter
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company wholly owned by John Hancock Life Insurance Company (U.S.A.), is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.
JH Distributors' principal address is 200 Berkeley Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
Offering and Commissions
We offer the policies for sale, on a continuous basis, through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors.
The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2025, 2024, and 2023, was $185,390,596, $ 133,941,360, and $100,002,438, respectively. JH Distributors did not retain any of these amounts during such periods.
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The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.
Other Payments
Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:
• Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
• Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
• Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.
Additional Information
Sales Load
We expect to recover our total sales expenses over the life of the policies through policy charges, including the premium, surrender and face amount charges. The amount of the charges in any policy year does not specifically correspond to sales expenses for that year, and to the extent that the premium, surrender and face amount charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including the asset-based risk charge and other charges with respect to the policies, or from our general assets.
Underwriting Procedures
A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning the insured person's age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.
Financial statements
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) as of December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025, incorporated in this SAI by reference to report on Form N-VPFS filed April 15, 2026, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon, and are incorporated by reference in reliance upon such report given on the authority of such firm as experts in auditing and accounting.
The financial statements of HANCOCK JOHN VARIABLE LIFE ACCOUNT U (File No. 811-03068) as of December 31, 2025, and for the two years in the period then ended, incorporated in this SAI by reference to report on Form N-VPFS filed April 15, 2026, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon, and are incorporated by reference in reliance upon such report given on the authority of such firm as experts in auditing and accounting.
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PART C
OTHER INFORMATION
Item 30. Exhibits
The following exhibits are filed as part of this Registration Statement:
(a)(1) Resolution of the Board of Directors establishing Separate Account U is incorporated by reference to post-effective amendment number 1, file number 333-164174, filed with the Commission in April 2010.
(2) Resolution of Board of Directors of John Hancock Life Insurance Company (U.S.A.) accepting the intact transfer of John Hancock Variable Life Account U from John Hancock Variable Life Insurance Company, incorporated by reference to the Registrant's Initial Registration Statement filed with the Commission on January 4, 2010.
(b) Not applicable.
(c) (1) Distribution Agreement and Servicing Agreement between John Hancock Distributors and John Hancock Life Insurance Company (U.S.A.) dated February 17, 2009, incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission on April 7, 2009.
(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August, 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission on April 26, 2011.
(b) List of third party broker-dealer firms included as Attachment A, filed herewith.
(d)(1) Form of Policy Endorsement for John Hancock Variable Life Insurance Company dated December 31, 2009, incorporated by reference to Registrant's Initial Registration Statement filed with the Commission on January 4, 2010.
Form of Policy Endorsement dated 2009, is incorporated by reference to post-effective amendment number 1, file number 333-164150, filed with the Commission in April 2010.
(2) Form of specimen flexible variable life insurance policy for Annual Premium Variable Life, incorporated by reference to the initial registration statement, file number 333-164172, filed with the Commission on January 4, 2010.
(3) Form of specimen Disability Benefit Provision Waiver of Premiums Rider, incorporated by reference to the initial registration statement, file number 333-164172, filed with the Commission on January 4, 2010.
(4) Form of specimen Accidental Death Benefit Provision Additional Fixed Benefti Rider, incorporated by reference to the initial registration statement, file number 333-164172, filed with the Commission on January 4, 2010.
(5) Form of specimen Children's Insurance Benefit Rider, incorporated by reference to the initial registration statement, file number 333-164172, filed with the Commission on January 4, 2010.
(6) Form of specimen Applicant's Waiver of Premiums Benefit Rider, incorporated by reference to the initial registration statement, file number 333-164172, filed with the Commission on January 4, 2010.
(7) Form of specimen Yearly Renewable Decreasing Term Benefit Rider, incorporated by reference to the initial registration statement, file number 333-164172, filed with the Commission on January 4, 2010.
(8) Form of specimen Initial Term Insurance Benefit Rider, incorporated by reference to the initial registration statement, file number 333-164172, filed with the Commission on January 4, 2010.
(e) Specimen policy application, incorporated by reference to the initial registration statement, filed with the Commission on January 4, 2010.
(f) (1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission on April 30, 2007.
(a) Amendment to the Articles of Redomestication of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(b) Amendment to the Articles of Redomestication effective January 1, 2005, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission on April 30, 2007.
(c) Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) dated July 26, 2010, and further amended as of November 20, 2012, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission on April 24, 2013.

(2) By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(a) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(b) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(c) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission on April 30, 2007.
(d) Amended and Restated By-laws of John Hancock Life Insurance Company (U.S.A.) dated October 23, 2012, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission on April 24, 2013.
(g)(1)The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.
(2) Service Agreement and Indemnity Combination Coinsurance and Modified Coinsurance Agreement of Variable Insurance Policies between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of NewYork, incorporated by reference to the Initial Registration Statement, file number 333-164150, filed with the Commission on January 4, 2010.
(h) (1) Participation Agreement among the Manufacturers Insurance Company (U.S.A.), the Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.
(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(i) (1) Service agreement between Manulife Financial Corporation and the Manufacturers Life Insurance Company (U.S.A.), dated January 1, 2001, incorporated by reference to post-effective amendment number 6, file number 333-179570, filed with the Commission April 28, 2014.
(j) Not applicable.
(k) Opinion and consent of counsel regarding the legality of the securities being registered, incorporated by reference to the initial registration statement, filed with the Commission on January 4, 2010.
(l) Not Applicable.
(m) Not Applicable.
(n) Consent of Independent Registered Public Accounting Firm, filed herewith.
(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment to be filed pursuant to Rule 485(b), filed herewith.
(o) Not Applicable.

(p) Not Applicable.
(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the policies, incorporated by reference to pre-effective amendment number 1, file number 333-100597, filed with the Commission on December 17, 2002.
(r) Not Applicable.
Powers of Attorney
(i) Powers of Attorney for Emanuel Alves, Paul M. Connolly, Nora Newton Crouch, Thomas Edward Hampton, J. Stephanie Nam, Ken Ross, Rex Schlaybaugh, Jr., Colin Simpson, Brooks Tingle, Simonetta Vendittelli, Shamus Weiland, and Henry H. Wong, incorporated by reference to Post-Effective Amendment No. 3, File No. 333-254210, filed with the Commission on April 21, 2023.
(ii) Power of Attorney for Simonetta Vendittelli, incorporated by reference to Post-Effective Amendment No. 4, File No. 333-254210, filed with the Commission on August 31, 2023.
(iii)Powers of Attorney for Eileen Cloherty, Nora N. Crouch, Aimee DeCamillo, Dara Gough, Thomas E. Hampton, J. Stephanie Nam, Ken Ross, Alex Silva, Brooks Tingle, Shamus Weiland, and Adam T. Wise, incorporated by reference to Pre-Effective Amendment No. 1, File No. 333-286256, filed with the Commission on July 21, 2025.
Item 31. Directors and Officers of the Depositor
OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.):
Name and Principal Business Address	Position with Depositor
Brooks Tingle 200 Berkeley Street Boston, MA 02116	Chair, Director, President & Chief Executive Officer
Nora N. Crouch 804 Pepper Avenue Richmond, VA 23226	Director
Aimee DeCamillo 200 Berkeley St. Boston, MA 02116	Director, Executive Vice President, & Global Head of Retirement
Dara Gough 200 Berkeley St. Boston, MA 02116	Director, Vice President
Thomas E. Hampton 5207 2nd Street NW Washington, DC 20011	Director
J. Stephanie Nam 129 State Street Portsmouth, NH 03801	Director
Ken Ross 200 Berkeley St. Boston, MA 02116	Director, Vice President
Shamus Weiland 200 Bloor Street E. Toronto, ON M4W 1E5	Director
Adam T. Wise 197 Clarendon Street Boston, MA 02116	Director & Vice President
Executive Vice Presidents
Andrew G. Arnott**	Global Head of Institutional, Product, and Strategy
Senior Vice Presidents

Name and Principal Business Address	Position with Depositor
John Addeo**	Global Fixed Income Chief Investment Officer
John C.S. Anderson**	Global Head of Corporate Finance and Infrastructure
Peter Chung*	Global Head of Corporate Development
Kevin J. Cloherty**	Deputy General Counsel, Global Markets
Jackie Collier**	GWAM Chief Compliance Officer
Kristie Feinberg*	President of Manulife JH Investments and Head of Retail MIM
Maryscott Greenwood**	Global Head of Regulatory & Public Affairs
Len van Greuning*	Chief Information Officer MIM
Lindsay Hanson*	US Chief Marketing Officer
Hector Martinez*	Head of US Insurance
John B Maynard**	Deputy General Counsel, Legacy, Reinsurance & Tax
Joelle Metzman**	GWAM Chief Risk Officer
Sinead O’Connor*	Global Head of Inforce Management
Wayne Park*	Head of US Retirement and MIM
Gerald Peterson**	Global Head of Operations and Data Management
Nicole Rafferty***	Global Head of Contact Centers
Chet Ritchie*	Global Head of Talent Acquisition
Susan Roberts*	Head of LTC Customer Care and Integrations
Ian Roke**	Global Head of Financial Risk Management
Thomas Samoluk**	US General Counsel and US Government Relations
Anthony Teta*	US Head of Inforce Management
Nathan Thooft**	MAS and Global Equities Chief Investment Officer
Anne Valentine-Andrews***	Global Head of Private Markets
Blake Witherington**	US Chief Credit Officer
Henry H. Wong**	Chief Investment Officer
Vice Presidents
Jay Aronowitz**
Kevin Askew**
William Auger*
Jack Barry*
Paul Batten**
P.J. Beltramini*
Abigail M Benham*
Mark G Bensman***
Alexander Beoglin**
Jon Bourgault**
J.J. Bowman*
Paul Boyne**
James Brandell*
Ted Bruntrager*	Chief Compliance Officer & Chief Risk Officer
Grant Buchanan***
Ginger Burns Beaupre**
Brendan Campbell*
Yan Rong Cao*
Rick A. Carlson**
Patricia Rosch Carrington**
Jeffrey Cathie*
Ken K. Cha*
Christopher M. Chapman**
Sheila Chernicki*
Eileen Cloherty*	Chief Accounting Officer & Controller
Maggie Coleman***
Catherine Z. Collins**
Doug Comer*
Meredith Comtois*
Thomas D. Crohan**
Susan Curry**

Name and Principal Business Address	Position with Depositor
Ken D’Amato**
Michelle M. Dauphinais*
Ryan Davies**
Frederick D Deminico**
Susan P Dikramanjian**
William D Droege**
Jeffrey Duckworth**
Jodi Enggasser*
Jieyu Fan*
Marc Feliciano**
Katie M. Firth**
Lauren Marx Fleming**
Mark Flinn**
Philip J. Fontana**
Laura Foster***
Matthew Gabriel*
Paul Gallagher**
Melissa Gamble**
Scott B Garfield**
Marco Giacomelli***
Jeffrey N. Given**
Thomas C. Goggins**
Miguel Gonzalez*
Howard C. Greene**
Erik Gustafson**
Ryan M Hanna***
Richard Harris***	Appointed Actuary
Jessica Harrison***
John Hatch*
Katharine Hayes*
Justin Helferich***
Michael Hession*
Philip Huvos*
Sesh Iyengar**
Kinga Kapuscinski**
Gillian Kelley*
Geoffrey Grant Kelley**
Recep C. Kendircioglu**
Neal P. Kerins*
Brian J Kernohan***
Michael P King***
Heidi Knapp**
Tomoko Kosinski**
Robert Krempus***
Diane R. Landers**
Michael Landolfi**
Tracy Lannigan**	Counsel and Corporate Secretary
Peter Lathrop*
Michael Lebowitz***
Jessica Lee***
Eric Lippart***
Hua Liu***	Treasury
Scott Lively**
David Loh***
Brad Lutz**
Patrick MacDonnell**
Shawn McCarthy**
Andrew J. McFetridge**

Name and Principal Business Address	Position with Depositor
Jonathan McGee**
Katie L. McKay**
Eric S. Menzer**
Stella Mink***
Matthew Miskin**
Michelle Morey*
Patricia Wall Mundy*
Catherine Murphy*	Deputy Appointed Actuary
Richard Myrus**
Lisa Natalicchio*
Scott Navin**
Frank G O'Neill***
Pragya Pandit*
Chirag T Patel***
Gary M. Pelletier**
David Pemstein**
Joanne Pietrini Smith*
Susan J Pirog*
Jessica Portelance***
Jason M. Pratt**
Peta-Gaye M Prinn**
Ed Rapp**
Todd Renneker**
Emily Roland**
Timothy A Roseen**
Barbara H. Rosen-Campbell**
Caryn Rothman**
Ryan Sample**
Jeffrey R. Santerre**
Michael Scanlon**
Marcia Schow**
Christopher L. Sechler**
Estelle Shaw-Latimer***
Thomas Shea**
Lisa Shepard**
Bill Shields**
Alex Silva*	Chief Financial Officer
Fernando A Silva**
Susan Simi**
Nathan Slichter***
Brittany Straughn*
Katherine Sullivan**
Trevor Swanberg**
Robert E. Sykes, Jr.**
Wilfred Talbot*
Gary Tankersley*
Michelle Taylor-Jones*
Anne Thibeault*
Brian E. Torrisi**
Gina Goldych Walters**
Adam Weigold**
Craig White**
Jonathan T. White**
Charles J. Wiegersma*
Bryan Wilhelm*
Karin Wilsey**
Josiah K Winslow**
Thomas Zakian**

*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
Item 32. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.
As of the effective date of the registration statement, the Company and its affiliates are controlled by Manulife Financial Corporation.

Item 33. Indemnification
The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriters
(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors.
Name	Title
Rick Carlson**	Vice President, US Taxation
Jackie Collier**	Director
Michelle Dauphinais*	Vice President
Tracy Lannigan**	Vice President, Counsel, Corporate Secretary
Alex Silva*	Director
Bryan Wilhelm*	Director
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

(c) John Hancock Distributors LLC
Compensation received, directly or indirectly, from the Registrant by John Hancock Distributors LLC, the sole principal underwriter of the contracts funded by the Separate Account during the last fiscal year:
(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
John Hancock Distributors LLC	$0	$0	$0	$0
Item 35. Location of Accounts and Records
The information required by this item is included in the most recent Form N-CEN filed with the SEC by the Separate Account.
Item 36. Management Services
All management services contracts are discussed in Part A or Part B.
Item 37. Fee Representation
Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.
John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the policies issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, Commonwealth of Massachusetts, on this 21st day of April, 2026.
John Hancock Variable Life Account U
(Registrant)
By: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
By: *____________________
Brooks Tingle
Chair, President, and Chief Executive Officer
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(Depositor)
By: *____________________
Brooks Tingle
Chair, President, and Chief Executive Officer

/s/Michael A. Ramirez Michael A. Ramirez, as Attorney-In-Fact

*Pursuant to Power of Attorney

Signatures
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of the 21st day of April, 2026.
Signatures	Title
* Brooks Tingle	Chair, President, and Chief Executive Officer
* Alex Silva	Chief Financial Officer
* Eileen Cloherty	Chief Accounting Officer and Controller
* Nora N. Crouch	Director
* Aimee DeCamillo	Director
* Dara Gough	Director
* Thomas E. Hampton	Director
* J. Stephanie Nam	Director
* Ken Ross	Director
* Shamus Weiland	Director
* Adam T. Wise	Director
/s/Michael A. Ramirez Michael A. Ramirez, as Attorney-In-Fact

*Pursuant to Power of Attorney